Exhibit 99.7

Talking Points for Officers/Leadership Team Meeting

November 1, 2018

After this meeting today, we will announce our intent to merge Newfield with Encana.

Key Points to Cover

1.              Dominant, multi-basin company in three of the top onshore liquids plays* (Permian, Anadarko and Montney)

2.              Scale—nearly 600,000 BOEPD in production, >50% liquids

3.              Returns capital to stockholders—excess cash flow to allow for dividends and buy backs

4.              Profitable production growth and improved returns

5.              Strong financial structure

[*This does not include offshore, oil sands or international]

Overview

[As you go through these points, please personalize / customize the language so it doesn’t sound too formal]

•                                          This is an exceptional transaction for our stockholders.

•                                          This transaction will create a leading North American multi-basin company and we are confident that it’s in the best interest of our owners. When combined, our companies will have the key attributes that should be differentiated in today’s energy sector. In short, we are taking two great companies and creating one that’s even better.

•                                          Once the merger is completed, we will have scale and core-of-the-core acreage in some of the best liquids-rich basins across North America and our net daily production will reach nearly 600,000 BOEPD, of which more than half will be liquids. This union will create one of the largest producers of unconventional resources in North America.

•                                          The transaction must be approved by the stockholders of both companies and regulatory agencies.

•                                          We believe the transaction will close in the first quarter of 2019.

•                                          There is considerable work to be done today and tomorrow, and over the next few months. A team, made-up of members from both organizations, will be driving the transaction to closure and preparing for its integration.

•                                          Between now and closing in early 2019, we must continue to stay focused and manage our company in a consistent manner. It is critical to keep Newfield running at the same high level of excellence we have always practiced. We need to keep the momentum moving and deliver our 2018 plan as promised to our stockholders.

•                                          Until the deal closes, we must continue to operate as separate companies. There will not be any significant changes to our day-to-day activities or operations as a result of this proposed transaction. You or your teams will likely be asked to support some pre-closing integration work that will begin soon. Please assist as requested.

•                                          You or members of your team should not contact anyone you know at Encana or have communications with Encana employees about the company or about the transaction unless you have been specifically authorized to do so.

The near-term rollout plan is:

Time (all CDT)	Action
TBD	Officers/leadership team meeting
11/01 5:00 a.m. CT	Joint news release on transaction
5:00 a.m.

LKB emails—note with copy of joint news release to all employees; webcast info for both company’s earnings calls; invite to all-employee meeting; Calls to Newfield field offices—plan meetings for next week

8:00 a.m.	Encana conference call with analysts / shareholders; Potential audio of Encana’s call in the ops meeting in 24 WW;
9:00 a.m.	Newfield conference call with analysts/shareholders
10:30 a.m.	Newfield all-employee meeting for Woodlands employees only at the Cynthia Woods Mitchell Pavilion Events Center [Encana CEO to attend]
Noon—evening	Newfield and Encana conduct calls with key shareholders of both companies
Afternoon	Brooke/HR to host follow-up meetings with teams / departments
Evening	GDP videoconferences Shekou office Thursday evening (Friday morning in China)
11/6-7	Field office meetings (GDP, EH, DK, NK)
TBD	Continue calls with key shareholders of both companies
TBD	Calls with key stakeholders—founders, former BOD members & investors
TBD	Road trip to NYC and Boston to meet with investors [LKB/DS]

•                                          As soon as the news release goes public, you can begin to communicate with your teams. It will be very important that our communications are consistent. We have carefully prepared language for you to use with employees that cover the rationale and benefits of this merger. Brooke and her designated HR leaders will be ready to support you after the public announcement and employee meeting. You will receive a toolkit shortly to prepare you for these discussions.

•                                          Encourage your employees to listen to the two webcasts and attend the all-employee meeting. Recognize and acknowledge this process creates uncertainty and anxiety, and be empathetic to employee’s feelings during this time.

•                                          The honest answer to many questions at this point is “I don’t know yet.” We are going to get comfortable with saying this. It is very important that you not guess and that you not encourage others to guess or speculate. This will be a lengthy process… it’s imperative that we do it right, and it will require each of us to apply patience and composure during the transition.

•                                          The most critical issue that you can encourage and emphasize right now is for employees to remain focused on doing their job. Some discussion of the proposed transaction is expected and acceptable, but we need to remain dedicated to our operations and everyone will need to continue to perform their job responsibilities. We still have a 2018 plan to execute and deliver.

•                                          This is a good decision for Newfield and our owners. We are taking two great companies and making an even better one!

Forward-Looking Statements

This communication includes certain statements that constitutes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Newfield Exploration Company (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in Newfield Exploration Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Reports on Form 10-Q for any subsequent periods under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Encana plc (“Encana”) will file a registration on Form S-4 that will include a joint proxy statement of the Company and Encana.  The definitive joint proxy statement/prospectus will be sent to the stockholders of the Company and Encana.  Encana and the Company may also file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of the Company in connection with the Company’s shareholder meetings.  Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by the Company with the Securities and Exchange Commission (“SEC”) from the SEC’s website at www.sec.gov.  Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Newfield Exploration Company, 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380.  Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at ir.newfield.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction.  Information about these persons is set forth in the Company’s proxy statement relating to its 2018 Annual Meeting of Stockholders, as filed with the SEC on March 29, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.